UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2015 (May 1, 2015)

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 1, 2015, Allegheny Technologies Incorporated (the “Company”) held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). Preliminary voting results for each matter submitted to a vote of the Company’s stockholders at the 2015 Annual Meeting are provided below. These results are subject to change. The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results from the 2015 Annual Meeting within four business days after the final voting results are known.

1.	Election of four directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Diane C. Creel	81,015,939	5,260,491	10,096,709
David J. Morehouse	81,696,688	4,579,742	10,096,709
John R. Pipski	84,583,281	1,693,149	10,096,709
James E. Rohr	71,019,821	15,256,609	10,096,709

2.	Approval of the Company’s 2015 Incentive Plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
81,686,407	4,196,094	395,958	10,096,709

3.	Advisory vote to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
42,286,076	42,272,589	1,157,683	10,096,709

4.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for 2015:

FOR	AGAINST	ABSTENTIONS
92,615,437	3,398,105	361,449

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Dated: May 7, 2015